Investor Meetings

IDACORP



June 2015

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," "continues," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) Idaho Power's rate design and the effect of regulatory decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) changes in customer growth rates, loss of significant customers, and related changes in loads; (c) the impacts of changes in economic conditions, including on customer demand; (d) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena, which affect customer demand, hydroelectric generation levels, infrastructure repair costs, and fuel costs; (e) advancement of new technologies that reduce loads; (f) adoption of or changes in, and costs of compliance with, laws, regulations, and policies, including those relating to the environment, and the ability to obtain and comply with governmental authorizations; (g) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (h) the ability to purchase fuel and power from suppliers on reasonable terms; (i) accidents, fires, explosions, and mechanical breakdowns that may occur while operating and maintaining an electric system, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (j) the ability to obtain debt and equity financing when necessary and on reasonable terms; (k) reductions in credit ratings and potential reduction in liquidity; (l) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (m) changes in or implementation of mandatory reliability, security, and other requirements; (n) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (o) the magnitude of benefit plan funding obligations; (p) the ability and willingness of the companies' boards of directors to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (q) changes in tax laws and the availability of tax credits; (r) employee workforce factors, including potential unionization of all or part of the companies' workforce and the impacts of an aging workforce; (s) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (t) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs, and (u) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

IDACORP Investment Highlights

Strong Foundation for Success

- Nearly 100 Years as a Fully Integrated Electric Utility
- Low Cost, Clean, No Carbon Hydroelectric Generating Resources
- Productive Regulatory Strategy

2014 EPS Exceeded a Successful 2013

- 2014 was the seventh consecutive year of improved earnings with no use of additional accumulated deferred investment tax credits (ADITCs)
- ADITC support extended for 5 years

Dividend Policy Progress

- On Sept. 18, 2014, the IDACORP Board approved an increase in the quarterly dividend rate from $0.43 per share to $0.47 per share – a 9.3 percent increase.
- Management anticipates recommending additional annual increases of five percent or greater until the dividend reaches the upper end of the target dividend payout ratio of between 50 and 60 percent of sustainable IDACORP earnings

Growth Opportunities

- Robust capital expenditures
- Customer and revenue growth
- Visible economic activity in service area, such as Clif Bar expansion to Twin Falls, Idaho, and Amy's Kitchen in Pocatello, Idaho

Who We Are

IDACORP®

Regulated

IDAHO POWER®

An IDACORP Company

Non-Regulated

IDACORP FINANCIAL

IDA-WEST ENERGY

An IDACORP Company

Our Vision:

To be regarded as an exceptional utility.

Our Values:

Integrity, Safety and Respect

Our Mission:

Prosper by providing reliable, responsible, fair-priced energy services, today and tomorrow.

Idaho Power Service Area

Core Business

Generation

Resource	Facilities	Nameplate (MW)
Hydro	17	1,709
Coal	3	1,118*
Natural Gas	3	762
Diesel	1	5
Total	24	3,594



WA
MT
ID
Snake River
OR
WY
Payette
Boise
Pocatello
Twin Falls
NV
UT

Customers
515,763 General business customers as of December 31, 2014

Step-Up Station
24 In service

Transmission
4,858 Miles of high-voltage transmission lines

Substation
222 In service

Distribution Lines
27,072 Miles of distribution lines

* Idaho Power Share

Safety

Safety4Life FOCUS • ASSESS • CHOOSE • SPEAK UP

CARES SAFETY ACTIVITIES

You have been credited with 2 safety activities so far this month.

Safety is one of Idaho Power Company's core values. Your most important responsibility in your daily work is safety. Safety is always more important than the work being performed. No work is so critical that an employee should disregard safety.

- A 40% reduction in Idaho Power's OSHA recordable rate compared to 2013


FOCUS
ON THE TASK AT HAND
ASSESS
THE SITUATION
AT ALL TIMES
SPEAK UP
MAKE THE SAFE
CHOICE
4

CARES 6.5

Continued Economic Progress


Idaho Power Customer Growth
525,000
515,000
505,000
495,000
485,000
475,000
0.4%
0.7%
1.1%
1.5%
1.4%
2010
2011
2012
2013
2014


Idaho Power Service Area Employment
Fourth Quarter Average
470,000
460,000
450,000
440,000
430,000
420,000
410,000
400,000
424,784
436,256
443,204
450,656
459,795
2010
2011
2012
2013
2014

Continued Economic Progress

"Idaho Gov. C.L."Butch" Otter said the state's recent economic development efforts, specifically new tax credits for businesses that create jobs, have exceeded his expectations."

IDAHO BUSINESS REVIEW January 8, 2015

"Idaho's seasonally adjusted unemployment rate fell another two-tenths of a percentage point in December to a seven-year low of 3.7 percent."

IDAHO DEPARTMENT OF LABOR January 23, 2015

Where The Jobs Will Be This Spring – Boise, Idaho #1

In the strongest market, Boise, you can see growth wherever you turn. Among those companies that have recently moved into Boise or are expanding existing operations and hiring more workers: Gayle Manufacturing, Diversified Fluid Systems, SkyWest Airlines, HP, Micron, and other growth areas are call centers. The workforce in Boise is diverse, with plenty of highly-skilled employees. Boise's cost of living is 5% lower than the national average and the employment outlook has jumped 10 points since the first quarter of 2015 when it was 22%.

Forbes *March 2015*

Earnings Per Diluted Share & Return on Year-End Equity – IDACORP

(Period-End)


Earnings Per Diluted Share (1)
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.00
$3.43
$3.46
$3.64
$3.85
2010
2011
2012
2013
2014


Return on Equity (1)
12%
10%
8%
6%
4%
2%
0%
9.6%
10.4%
9.9%
9.9%
9.9%
2010
2011
2012
2013
2014

(1) Adjusted for effect of a change in accounting method for IDACORP Financial Services affordable housing investment amortization, for years 2013 and prior.

2010 – 2015 Historic Mid-Point Opening Annual EPS Guidance



Represents the mid-point of the Company's opening EPS guidance – based on normal weather & water conditions.
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.73
$2.88
$3.08
$3.28
$3.48
$3.73
2010
2011
2012
2013
2014
2015

IDACORP Common Stock Dividend

"Today's action by the Board of Directors moves the dividend payout ratio closer to IDACORP'S stated long-term goal of between a fifty and sixty percent payout of sustainable IDACORP earnings, and is reflective of continued strong performance by the company. Management anticipates recommending to the Board of Directors future annual increases to the common stock dividend of greater than five percent until we approach the upper end of our payout range goal."

Darrel T. Anderson,
IDACORP President and Chief Executive Officer
September 18, 2014


57% increase in quarterly dividend rate
$0.30
$0.33
$0.38
$0.43
$0.47 (1)
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Q4 2014
Quarterly Dividend Per Share


$1.20
$1.32
$1.52
$1.72
$1.88
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Q4 2014
Annualized Dividend Per Share

(1) As announced Sept. 18, 2014. See IDACORP's Annual Report on Form 10-K for factors that may affect dividends.

Key Financial & Operating Metrics and 2015 Earnings Guidance

(millions except for per share amounts)

	2015 Estimates	
	Current [1]	Previous [2]
Idaho Power Operations & Maintenance Expense	No Change	$ 340 – $ 350
Idaho Power Additional Amortization of ADITC	No Change	None
Idaho Power Capital Expenditures excluding AFUDC	No Change	$ 300 – $ 310
Idaho Power Hydroelectric Generation (MWhs) [3]	5.0 – 7.0	7.0 – 9.0
2015 IDACORP Earnings Per Diluted Share Guidance [4]	No Change	$ 3.65 – $ 3.80

(1) As of April 30, 2015.

(2) As of February 19, 2015 the date of filing IDACORP's and Idaho Power's Annual Report on Form 10-K for the year ended December 31, 2014.

(3) Based on reservoir storage levels and forecasted weather conditions as of the date of this report.

(4) The 2015 guidance incorporates all of the key financial and operating assumptions listed above.

Elements of Growth

Capital Expenditures Forecast 2015 – 2019

(Millions)

	2015	2016	2017 – 2019
Ongoing Capital Expenditures	$ 255 – 260	$ 285 – 290	$ 850 – 905
Jim Bridger Plant Environmental Controls	45 – 50	15 – 20	20 – 25
Totals	$ 300 – 310	$ 300 – 310	$ 870 – 930

- Boardman to Hemingway (B2H)
  - Targeted In-Service – 2021 or beyond
  - Idaho Power share estimated at 21% of the $1 billion to $1.2 billion total cost
- Gateway West
  - Staged completion, Idaho Power sections likely completed after B2H
  - Idaho Power share between $200 million – $400 million

ADITC Settlement 2015-2019[1]


Sharing Percentage
100%
75%
50%
25%
Earnings Deadband
Customer Benefit – Rate Decrease
Customer Benefit
– Pension Obligation Reduction
Company Benefit (25%)
9.50%
10.00%
10.50%
$45M
Return On Year-End Equity In Idaho Jurisdiction

Ability to use additional ADITC's of up to $45 million from 2015 – 2019 [2]

[1] As approved by the Idaho Public Utilities Commission on October 9, 2014, Order No. 33149.

[2] At April 30, 2015, the company does not expect to use any additional ADITC's in 2015.

ADITC — Accumulated Deferred Investment Tax Credits

Idaho Power Revenue Sharing/ ADITC Extension

Idaho Public Utilities Commission Filing

	2009 – 2011	2012 – 2014	2015 – 2019[1]
General Rate Case Stay Out?	Yes	No	No
Available ADITC For Use	$45 Million	$45 Million	$45 Million
ROE Threshold	9.5%	9.5%	9.5%
50-50 Sharing Threshold	10.5%	10.0%	N.A.
75-25 Sharing Threshold	N.A.	10.5%	10.0%
Customer Benefits ($ Millions):			
Reduction to Rates	$27.1	$22.8	TBD
Offset to Pension Balancing Account	$20.3	$47.8	TBD
Total	$47.4	$70.6	

[1] As approved by the Idaho Public Utilities Commission on October 9, 2014, Order No. 33149.

Operating Cash Flows

($ Million)

IDACORP	Twelve Months Ended December 31 2011	2012	2013	2014	Three Months Ended March 31 2015
Net cash provided by operating activities	$ 310.2	$ 249.3	$ 305.5	$ 364.3	$ 105.4

Liquidity

As of March 31, 2015

($ Million)

	IDACORP[(1)]	Idaho Power
Revolving Credit Facility – Expires October 2018	$ 125.0	$ 300.0
Commercial Paper Outstanding	(43.4)	–
Identified for Other Use[(2)]	–	(24.2)
Total	$ 81.6	$ 275.8

[(1)] Holding company only.

[(2)] Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

Strong Financial Position

Debt Maturity Profile

($ Millions)



No Near-Term Refinancing Pressure
Manageable refinancing needs and windows of opportunity
$230
$130
$100
$100
$75
$75
$50
$20
$116
$4
$100
$70
$105
$55
$50
$60
$240
$140
$100
$100
$75
$75
$250
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045

Productive Regulatory Strategy

Low Rates for Customers

Residential and Industrial
(cents / kilowatt-hour)


Residential
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
2009
2010
2011
2012
2013
2014
Idaho Power
National Average (1)


Industrial
$0.09
$0.07
$0.05
$0.03
$0.01
2009
2010
2011
2012
2013
2014
Idaho Power
National Average (1)

(1) Edison Electric Institute "Typical Bills and Average Rates Report" 12 Months Ending 12/31/2014

Recent Regulatory Orders – Idaho

Effective June 1, 2015 to May 31, 2016

- **Power Cost Adjustment (PCA)**
  - Overall decrease of $11.6 million, or (1.05%), in part due to change in methodology from load-based to sales-based adjustment rate
  - Included in the PCA calculation, Idaho customers will receive $8 million of rate credit in revenue sharing, according to the terms of a December 2011 settlement stipulation

- **Fixed Cost Adjustment (FCA)**
  - Overall increase of about $2.0 million, or 0.35% for residential and small general service customers
  - Newly approved FCA methodology calculates the FCA deferral by replacing the average of weather-normalized billed sales with actual billed sales

2015 Integrated Resource Plan

IDACORP

Notable Items:

- Twenty-three different portfolios were analyzed around various 111(d) compliance and coal retirement scenarios
- 111(d) creates considerable uncertainty
- First anticipated deficit year ranges from 2020 to 2025 depending on 111(d) compliance and coal retirement assumptions
- Boardman to Hemingway (B2H) and Gateway West were analyzed as resources providing market access and benefits to system reliability
- June 30th deadline to file with the Idaho and Oregon utility commissions; will be available on Idaho Power's website after filing
- Preferred portfolio expected to include potential early closure of certain coal units and a B2H on-line date in 2025, subject to a number of assumptions and uncertainties outlined in the IRP

Near Term IRP Action Plan

Year(s)	Resource	Action	Action Number
2015–2018	B2H	Ongoing permitting, planning studies, and regulatory filings	1
2015–2018	Gateway West	Ongoing permitting, planning studies, and regulatory filings	2
2015–2019	Energy efficiency	Continue the pursuit of cost-effective energy efficiency. The forecast reduction for 2015–2019 programs is 84 average megawatts (aMW) for energy demand and 126 MW for peak demand.	3
2015	Shoshone Falls	File to amend FERC license regarding 50-MW expansion	4
2015	Jim Bridger Unit 3	Complete installation of selective catalytic reduction (SCR) emission-control technology	5
2015–2016	Shoshone Falls	Study options for a smaller upgrade ranging in size up to approximately 4 MW	6
2016	Jim Bridger Unit 4	Complete installation of SCR emission-control technology	7
2016	North Valmy units 1 and 2	Continue work with NV Energy to synchronize depreciation dates and determine if a date can be established to cease coal-fired operations	8
2017	Shoshone Falls	Commence construction of smaller upgrade	9
2017	Jim Bridger units 1 and 2	Evaluate the installation of SCR technology for units 1 and 2 at Jim Bridger in the 2017 IRP	10
2019	Shoshone Falls	On-line date for smaller upgrade during first quarter	11

Summer Outlook

June 2015 Through August 2015

Precipitation



B
EC
EC
EC
A
EC
A
EC
EC

Temperature



A
A
EC
EC
EC
EC
B
A

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% to 60% Chance of Below Normal Precipitation
- 60% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% to 60% Chance of Above Normal Temperature
- 60% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce, June 2015

For Additional Information

Steven R. Keen
Senior Vice President, Chief Financial Officer and Treasurer
(208) 388-2600
SKeen@idahopower.com

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com